DATE SENSITIVE
                                RESPONSE REQUIRED





December  7,  2000



NAME
ADDRESS


Dear  ________________:

I am enclosing for your review two election forms related to your director compensation and benefits. Each is date sensitive, with the first item having the earlier deadline. A brief explanation of each follows.

CALENDAR  YEAR  2001  DEFERRALS.  RESPONSE  DUE  12/31/00.
                                  ------------------------
Under the Company's Deferred Compensation Plan for Non-Management Directors, you may defer all or any part of the fees and retainer you will earn in 2001 into the Equity Option and/or Variable Interest Options. Your request for deferral must be received by the Company on or before December 31, 2000.

Accordingly, enclosed are two copies of an Election Form relating to any fees and retainer which would be paid from January 1, 2001, through December 31, 2001. Please complete and return one copy to me. You may retain the other copy for your files. If you do not wish to defer, please mark the box indicating no deferral. Your earnings will then be paid in cash at the end of each month.

TRANSFERS  OF  PREVIOUS  DEFERRALS.  RESPONSE  DUE  1/31/01.
                                     -----------------------
You  may  elect  to  transfer  amounts  previously deferred in the Equity and/or
Variable Interest accounts, in accordance with Section 2.1(a) of the Plan. These transfers are available only with respect to amounts deferred for at least one year; are limited to transfers between the Equity Account and the Variable Interest Account; and do not apply to Company Matching Deferrals or to the Fixed Benefit Option. Your election to transfer will be effective February 1, 2001.

You may transfer deferrals among currently established accounts or from an established account to a new account. Subject to the limits described in the preceding paragraph, you may effect a transfer in the following manner: 1) transfer a specific dollar amount; 2) transfer a specific number of share equivalents; or 3) transfer a specific percentage of the account (5% to 100% of transferable amounts).


December  7,  2000
Page  2



If you decide to transfer previous deferrals to or from an Equity Account, the market value of the stock on the date of transfer will be used. "Market Value" means the average of the closing prices of such stock as reported to the New York Stock Exchange-Composite Transactions during the ten trading days preceding the transfer date. Variable Interest Accounts earn interest based on the average daily prime rates as established by Morgan Guaranty Trust Company of New York. The current prime rate is 9.50%.

If you would like to direct a transfer between your account(s), please complete and return one copy of the enclosed Deferral Transfer Form. You may retain the other copy for your files. Please note that only one transfer may be made per form. If you need additional forms, please call me.

Please fax the completed form(s) to (314) 982-1288, then mail the original in the enclosed self-addressed, stamped envelope. Please feel free to call me if you have any questions.

Very  truly  yours,



Nancy  E.  Hamilton

NEH:mle
Enclosures

TO:     NANCY  E.  HAMILTON,  SECRETARY
        RALSTON  PURINA  COMPANY
        CHECKERBOARD  SQUARE  -  9T
        ST.  LOUIS,  MO  63164


                                  ELECTION FORM

Regarding the Ralston Purina Company Deferred Compensation Plan for Non-Management Directors, please execute my request as follows with respect to any Director fees and retainer which may be payable to me through December 31, 2001:

[  ]     DEFERRAL  OF  FEES  AND  RETAINER  PAYABLE  THROUGH DECEMBER 31, 2001.
         ---------------------------------------------------------------------
        (All or a portion may be deferred. Any part not deferred will be paid in cash.)

     As  to  any  such  fees  and  retainer  payable  (Fill  in one blank only):

          Defer  _____%;  OR

          Defer  all  up  to  $__________;  OR

          Defer  all  in  excess  of  $__________;  OR

          Defer  _____%  in  excess  of  $__________.

     As  to  the  amount  deferred,  allocate:
(100%  may  go  to  any  Account  or  be  divided  as  follows):

          To  the  EQUITY  OPTION               _____%

          To  the  VARIABLE  INTEREST  OPTION          _____%

[  ]     NO  DEFERRAL.
         -------------
(Please check here only if you are not requesting any deferral above and wish to be paid in cash after the end of each month.)




----------------------------         ---------------------------------
DATE  SIGNED                         SIGNATURE


            PLEASE RETURN THIS FORM NO LATER THAN DECEMBER 31, 2000.

TO:     NANCY  E.  HAMILTON,  SECRETARY
        RALSTON  PURINA  COMPANY
       CHECKERBOARD  SQUARE  -  9T
       ST.  LOUIS,  MO  63164


                             DEFERRAL TRANSFER FORM

Please submit my request as follows with respect to amounts which are available for transfer in accordance with the Deferred Compensation Plan for Non-Management Directors.

CHECK  ONE  ITEM  EACH  BELOW:
------------------------------


TRANSFER:
---------

     ______ FROM *EQUITY ACCOUNT TO VARIABLE INTEREST ACCOUNT. *Excludes Company Matching Deferrals and amounts deferred less than one year

     ______  FROM  VARIABLE  INTEREST  ACCOUNT  TO  EQUITY  ACCOUNT


AMOUNT  TO  TRANSFER:
---------------------

    ______ ($)  Dollars

    ______ Share  Equivalents

    ______ % of  Account  (5%  to  100%)

                    TRANSFERS ARE EFFECTIVE FEBRUARY 1, 2001.
                 NO CHANGES MAY BE MADE AFTER JANUARY 31, 2001.



-------------------------            ---------------------------
DATE  SIGNED                         SIGNATURE


             PLEASE RETURN THIS FORM NO LATER THAN JANUARY 31, 2001.